UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2021

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 13, 2021, Floor & Decor Holdings, Inc. (the “Company”), Floor and Decor Outlets of America, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Purchaser”), Kevin Jablon, an individual resident of Maryland (“Seller 1”), The Jablon 2021 Trust, a grantor trust governed by Maryland law (“Seller 2” and, together with Seller 1, “Sellers”, and each individually, a “Seller”), SSJ Holdco, LLC, a Delaware limited liability company (“Seller Holdco”), and Spartan Surfaces, Inc., a Pennsylvania corporation (“Spartan”), entered into a membership interest purchase agreement (the “Purchase Agreement”), pursuant to which Purchaser will acquire 100% of the issued and outstanding equity interests of Spartan (the “Acquisition”). Spartan is a specialty flooring distribution company headquartered in Bel Air, Maryland with showrooms in Washington, D.C., and Chicago, Illinois. Pursuant to the terms of the Purchase Agreement, Purchaser has agreed to pay a purchase price of up to $90 million, consisting of $67 million in cash and $5 million of the Company’s Class A common stock, subject to customary adjustments at closing for cash, working capital, transaction expenses and indebtedness of Spartan, and amounts placed in escrow. The purchase price also includes a potential earn out payment of up to $18 million based on achievement of certain performance metrics. In connection with the Acquisition, the Company intends to enter into offer letters and non-competition agreements with certain key employees of Spartan.

The Acquisition is expected to close during the second quarter of 2021, subject to customary closing conditions. The Purchase Agreement also includes customary representations, warranties and covenants of the Company, Purchaser, Seller Holdco and the Sellers. The Purchase Agreement also includes non-competition and non-solicitation covenants of Seller 1 and his affiliates. The Purchase Agreement also contains post-closing indemnification obligations pursuant to which the parties have agreed to indemnify each other against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters.

The foregoing description of the Purchase Agreement is a general summary of certain material terms and does not purport to be a complete description of all terms that might be considered to be material.

On May 13, 2021, the Company issued a press release announcing the Acquisition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. A copy of an investor presentation dated May 13, 2021 that will issued by the Company with respect to the Acquisition is attached as Exhibit 99.2 and incorporated herein by reference.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K includes statements relating to the Acquisition and the Company’s business plans, and expected results that are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, such forward-looking statements may be identified by such words as “may”, “should”, “would”, “plan”, “intend”, “expect”, “believe”, “anticipate”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “outlook”, or other similar expressions, words or phrases, or by their context. These statements include statements regarding the industry in which the combined companies will operate, the estimated or anticipated future results and benefits of the combined companies following the Acquisition, including the likelihood and ability of the parties to successfully consummate the Acquisition, future synergies and opportunities for the combined companies, the timing of the closing of the Acquisition and other statements that are not historical facts. These statements are made on the basis of current knowledge and current expectations of Company management and, by their nature, involve numerous assumptions and uncertainties and are not predictions of actual performance. Nothing set forth in this Form 8-K should be regarded as a representation, warranty, or prediction that the Company or Spartan will achieve or are likely to achieve any particular future result. Various factors could cause actual future results, performance or events to differ materially from those described in this Form 8-K. This Form 8-K does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in making an evaluation. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision. The Company assumes no obligation to update any information in this Form 8-K, except as required by law. Some of the risks and uncertainties that may impact future results and performance may include, without limitation:

1.	the possibility that closing conditions will not be met or waived;

2.	failure to realize the anticipated benefits of the Acquisition, including as a result of a delay in consummating the Acquisition or a delay or difficulty in integrating the business of the Company and Spartan or in achieving synergies between the Company and Spartan;

3.	the potential impact of unforeseen liabilities, expenditures, expenses, or financial performance associated with the Acquisition;

4.	that the Acquisition may not be well received by customers or employees of the Company or Spartan;

5.	that the Company’s current management team has limited experience in addressing the challenges of integrating the management teams, strategies, cultures and organizations of acquired businesses; and

6.	the other risks and uncertainties in filings made by the Company from time to time with the SEC and available at www.sec.gov, including, without limitation, the Company’s most recent Form 10-K for 2020 filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated May 13, 2021

99.2	Investor Presentation, dated May 13, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 13, 2021	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary